Exhibit 99.1

331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

FOR RELEASE 4:00 PM EASTERN

TUESDAY, AUGUST 4, 2015

CONTACTS:

Investor Relations	Media Relations
John Bakewell	Meara Murphy
978-436-7073	978-671-8508

Lantheus Holdings, Inc. Reports 2015 Second Quarter Financial Results

Second quarter worldwide DEFINITY® revenue increases 21% as-reported and in constant currency

Second quarter Adjusted EBITDA increases 10% to $18.0 million

North Billerica, Mass., August 4, 2015 – Lantheus Holdings, Inc. (the “Company”) (NASDAQ: LNTH), parent company of Lantheus Medical Imaging, Inc. (“LMI”), a global leader in developing, manufacturing, selling and distributing innovative diagnostic imaging agents and products, today reported financial results for the first time since its initial public offering on June 25, 2015.

Worldwide revenue for the second quarter of 2015 totaled $73.3 million, representing a decrease of 3% as-reported and 1% on a constant-currency basis over $75.6 million reported for the second quarter of 2014. Second quarter revenue results reflect the continued strong performance of DEFINITY® along with the anticipated effect of customer-specific changes within the Company’s nuclear medicine portfolio.

The Company’s second quarter 2015 GAAP net loss totaled $24.4 million or $(1.29) per diluted share, compared to a net loss of $1.6 million or $(0.09) per diluted share in the second quarter of 2014. GAAP net loss for the second quarter of 2015 included the effects of $13.0 million of call premiums and accelerated interest obligations and $5.8 million of non-cash write-offs of deferred financing costs, all associated with the refinancing of the Company’s previously-outstanding senior notes, and a $6.5 million charge for the termination of its financial sponsor management agreement.

The Company’s second quarter 2015 net income, as adjusted for the above items, totaled $0.9 million or $0.05 per diluted share, an improvement of $2.5 million compared to a net loss of $1.6 million or $(0.09) per diluted share in the second quarter of 2014. The attached financial tables include a reconciliation of U.S. GAAP to as-adjusted results.

The Company’s second quarter 2015 Adjusted EBITDA, as defined in the GAAP to non-GAAP reconciliation provided later in this release, increased by 10% to $18.0 million, or 24.5% of reported revenue, compared to $16.3 million, or 21.6% of revenue, in the second quarter of 2014.

Jeff Bailey, President and CEO commented, “As our results reflect, during the second quarter we continued to make excellent progress driving our business toward greater efficiency and profitability. DEFINITY again posted a strong quarterly performance, growing 21% annually and posting its twelfth consecutive quarter of sequential growth. Within our nuclear medicine portfolio, the anticipated lower sales volumes and higher average selling prices driven by a customer-specific change earlier this year reduced our overall levels of revenue while bringing improved balance to our customer mix and contributing to further expansion of our profit margins. We are very pleased with our second quarter Adjusted EBITDA growth of 10% and margin expansion of 300 basis points, which reflect our continued progress toward strengthening and improving our operating model.”

Mr. Bailey continued, “Additionally, as a result of our recent initial public offering and the concurrent refinancing of our senior notes, we now benefit from reduced total leverage and considerably lower borrowing costs. Going forward, we expect to benefit from approximately $13.5 million of annual cash interest savings, which will significantly improve our free cash flow profile and create additional capacity for further deleveraging and investment. In summary, we are very enthusiastic about our progress during the first half of the year and will continue to focus on executing our key strategic initiatives for this year and beyond.”

Outlook

The Company anticipates worldwide revenue for full-year 2015 of approximately $293 million to $297 million, representing a constant currency change over last year of (1)% to 1%. This range assumes a negative full-year impact from currency of approximately $6 million, or 2%, compared to 2014.

The Company anticipates full-year 2015 Adjusted EBITDA, as described in the GAAP to non-GAAP reconciliation provided later in this release, of $72 million to $75 million, and 24% to 25% of reported revenue.

The Company’s Adjusted EBITDA target excludes the effect of possible future acquisitions, other material unanticipated future business developments and the adjustments of earnings as-reported to as-adjusted that are set forth in the GAAP to non-GAAP reconciliations provided later in this release.

The Company’s guidance for worldwide revenue and Adjusted EBITDA are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company’s actual results to differ materially from the anticipated targets. The anticipated targets are not predictions of the Company’s actual performance. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.

Internet Posting of Information

The Company routinely posts information that may be important to investors in the “Investor Relations” section of its website at www.lantheus.com. The Company encourages investors and potential investors to consult its website regularly for important information about the Company.

Conference Call and Webcast

As previously announced, the Company will host a conference call starting at 4:30 p.m. (Eastern Time) today. To access the live conference call via telephone, please dial 1-866-498-8390 (U.S. callers) or 1-678-509-7599 (international callers) and provide passcode 91877950. A live audio webcast of the call also will be available on the homepage of the Company’s website at www.lantheus.com.

A replay of the telephone conference call and audio webcast will be available from approximately 8:30 p.m. ET today through midnight on August 18, 2015. To access a replay of the conference call, dial 1-855-859-2056 (U.S. callers) or 1-404-537-3406 (international callers), and provide passcode 91877950. A replay of this conference call will also be available in the Investor Relations section of our website located at www.lantheus.com.

The conference call may include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release, our Form 8-K filed with the SEC today, or otherwise available in the Investor Relations section of our website located at www.lantheus.com.

The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the safe-harbor section of this press release.

About Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc.

Lantheus Holdings, Inc. is the parent company of Lantheus Medical Imaging, Inc. (“LMI”), which is a global leader in developing, manufacturing, selling and distributing innovative diagnostic imaging agents and products. LMI provides a broad portfolio of products, which are primarily used for the diagnosis of cardiovascular diseases. LMI’s key products include the echocardiography contrast agent DEFINITY® Vial for (Perflutren Lipid Microsphere) Injectable Suspension; TechneLite® (Technetium Tc99m Generator), a technetium-based generator that provides the essential medical isotope used in nuclear medicine procedures; and Xenon (Xenon Xe 133 Gas), an inhaled radiopharmaceutical imaging agent used to evaluate pulmonary function and for imaging the lungs.

LMI has more than 500 employees worldwide with headquarters in North Billerica, Massachusetts, and offices in Puerto Rico, Canada and Australia. For more information, visit www.lantheus.com.

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency; operating income, as adjusted; net income, as adjusted; Adjusted EBITDA; net income, as adjusted, per diluted share; Adjusted EBITDA per diluted share; and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. The measures may exclude such items which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company’s reported results of operations for a period. Management uses these and other non-GAAP measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Safe Harbor for Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” as defined under U.S. federal securities laws, including statements about our 2015 outlook. These statements reflect management’s current knowledge, assumptions, beliefs, estimates and expectations and express management’s current view of future performance, results and trends. Forward-looking statements may be identified by their use of terms such as anticipate, believe, confident, could, estimate, expect, intend, may, plan, predict, project, target, will and other similar terms. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section of our prospectus dated June 24, 2015 and filed with the SEC on June 26, 2015, and as may be further set forth or supplemented in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q).

– Tables Follow –

Lantheus Holdings, Inc. and subsidiaries

Condensed Consolidated Statements of Operations

(dollars in thousands, except share data – unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Revenues	$73,314	$75,613	$148,137	$148,949
Cost of goods sold	40,647	44,554	79,701	87,829

Gross profit	32,667	31,059	68,436	61,120
Operating expenses
Sales and marketing expenses	9,229	9,402	18,301	18,900
General and administrative expenses	15,444	8,990	24,567	17,842
Research and development expenses	2,638	2,687	8,834	5,909

Total operating expenses	27,311	21,079	51,702	42,651
Operating income	5,356	9,980	16,734	18,469
Interest expense, net	(13,876)	(10,567)	(24,499)	(21,119)
Loss on extinguishment of debt	(15,528)	—	(15,528)	—
Other income (expense), net	800	(175)	417	(589)

Loss before income taxes	(23,248)	(762)	(22,876)	(3,239)
Provision (benefit) for income taxes	1,175	874	1,172	(318)

Net loss	$(24,423)	$(1,636)	$(24,048)	$(2,921)

Net loss per common share
Basic and diluted	$(1.29)	$(0.09)	$(1.30)	$(0.16)

Common shares
Basic and diluted	18,898,003	18,080,944	18,489,451	18,080,256

Lantheus Holdings, Inc. and subsidiaries

Consolidated Revenue Analysis

(dollars in thousands – unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	% change	2015	2014	% change
U.S.
DEFINITY	27,828	23,019	20.9%	53,010	45,003	17.8%
TechneLite	14,637	20,624	(29.0)%	32,810	40,723	(19.4)%
Xenon	12,038	8,899	35.3%	25,224	18,605	35.6%
Other	3,875	6,026	(35.7)%	8,001	11,048	(27.6)%

Total U.S.	$58,378	$58,568	(0.3)%	$119,045	$115,379	3.2%

International
DEFINITY	600	497	20.7%	1,084	871	24.5%
TechneLite	2,725	2,901	(6.1)%	5,411	5,843	(7.4)%
Xenon	10	—	100.0%	19	4	375.0%
Other	11,601	13,647	(15.0)%	22,578	26,852	(15.9)%

Total International	$14,936	$17,045	(12.4)%	$29,092	$33,570	(13.3)%

Worldwide
DEFINITY	28,428	23,516	20.9%	54,094	45,874	17.9%
TechneLite	17,362	23,525	(26.2)%	38,221	46,566	(17.9)%
Xenon	12,048	8,899	35.4%	25,243	18,609	35.6%
Other	15,476	19,673	(21.3)%	30,579	37,900	(19.3)%

Total Revenues	$73,314	$75,613	(3.0)%	$148,137	$148,949	(0.5)%

Lantheus Holdings, Inc. and subsidiaries

Supplemental Revenue Information

(unaudited)

	June 30, 2015 Quarter to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	21%	37%	21%	21%	21%
TechneLite	(29)%	3%	(6)%	(25)%	(26)%
Xenon	35%	100%	100%	35%	35%
Other	(36)%	(6)%	(15)%	(15)%	(21)%

Total Revenues	0%	(3)%	(12)%	(1)%	(3)%

	June 30, 2015 Year to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	18%	41%	24%	18%	18%
TechneLite	(19)%	2%	(7)%	(17)%	(18)%
Xenon	36%	425%	375%	36%	36%
Other	(28)%	(8)%	(16)%	(13)%	19%

Total Revenues	3%	(5)%	(13)%	1%	(1)%

Lantheus Holdings, Inc. and subsidiaries

Reconciliation of Revenues to Revenues Excluding the Impact of Foreign Currency

(dollars in thousands – unaudited)

	Three Months Ended June 30, 2015		Six Months Ended June 30, 2015
	International Net Sales	Total Net Sales	International Net Sales	Total Net Sales

Net sales, as reported	$14,936	$73,314	$29,092	$148,137
Currency impact as compared to prior period	1,592	1,592	2,899	2,899

Net sales, excluding the impact of foreign currency	$16,528	$74,906	$31,991	$151,036

Lantheus Holdings, Inc. and subsidiaries

Reconciliations of As Reported Results to Non-GAAP Financial Measures

(dollars in thousands – unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Operating Income
Operating Income, as reported	$5,356	$9,980	$16,734	$18,469
Reconciling items impacting
Operating Income:
Campus Consolidation Costs	—	—	3,630	—
Sponsor Termination Costs	6,527	—	6,527	—

Operating income, as adjusted	$11,883	$9,980	$26,891	$18,469

Operating Income, as adjusted, as a percentage of net sales	16.2%	13.2%	18.2%	12.4%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net loss
Net loss, as reported	$(24,423)	$(1,636)	$(24,048)	$(2,921)
Reconciling items impacting
Gross Profit:
Campus Consolidation Costs	—	—	77	—
Reconciling items impacting
Operating Expenses:
Campus Consolidation Costs	—	—	3,553	—
Sponsor Termination Costs	6,527	—	6,527	—
Reconciling items impacting
Non-operating Expenses:
Loss on Debt Extinguishment	15,528	—	15,528	—
Interest Upon Redemption of Senior Notes	3,250	—	3,250	—

Net income (loss), as adjusted	$882	$(1,636)	$4,887	$(2,921)

Net income (loss), as adjusted, as a percentage of net sales	1.2%	(2.2)%	3.3%	(2.0)%

Net income (loss), as adjusted, per common share

Basic	$0.05	$(0.09)	$0.26	$(0.16)
Diluted	$0.05	$(0.09)	$0.26	$(0.16)

Common shares
Basic	18,898,003	18,080,944	18,489,451	18,080,256
Diluted	19,259,161	18,080,944	18,843,094	18,080,256

Lantheus Holdings, Inc. and subsidiaries

Reconciliation of As Reported Results to Non-GAAP Financial Measures

(dollars in thousands – unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
EBITDA
Net loss, as reported	$(24,423)	$(1,636)	$(24,048)	$(2,921)
Interest expense, net	13,876	10,567	24,499	21,119
Provision (benefit) for income taxes	394	896	395	(121)
Depreciation	2,021	2,137	7,709	4,351
Amortization of intangible assets	1,894	2,271	3,790	4,573

EBITDA	(6,238)	14,235	12,345	27,001
Reconciling items impacting
EBITDA:
Non-cash stock-based compensation	656	251	933	535
Legal fees relating to business interruption claim	46	231	63	465
Asset write-off	371	91	551	511
Severance and recruiting costs	122	216	219	301
Sponsor fee and other	6,747	258	7,318	509
Extinguishment of debt	15,528	—	15,528	—
New manufacturer costs	753	1,035	1,615	3,013

Adjusted EBITDA	$17,985	$16,317	$38,572	$32,335

Adjusted EBITDA as a percentage of net sales	24.5%	21.6%	26.0%	21.7%

Lantheus Holdings, Inc. and subsidiaries

Reconciliation of Free Cash Flow

(dollars in thousands – unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Net cash used in operating activities	$(11,438)	$(4,988)	$3,719	$(5,048)
Capital expenditures	(2,614)	(1,998)	(6,112)	(3,480)

Free cash flow	$(14,052)	$(6,986)	$(2,393)	$(8,528)

Lantheus Holdings, Inc. and subsidiaries

Condensed Consolidated Balance Sheets

(dollars in thousands – unaudited)

	June 30, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$22,200	$19,739
Accounts receivable, net	36,817	41,540
Inventory	15,396	15,582
Other current assets	4,577	4,374

Total current assets	78,990	81,235

Property, plant and equipment, net	92,867	96,014
Capitalized software development costs, net	2,099	2,421
Intangibles, net	24,099	27,191
Goodwill	15,714	15,714
Other long-term assets	19,781	20,578

Total assets	$233,550	$243,153

Liabilities and stockholder’s deficit
Current liabilities:
Line of credit	$—	$8,000
Accounts payable	14,203	15,665
Accrued expenses and other liabilities	19,692	24,863
Current portion of long-term debt	3,650	—

Total current liabilities	37,545	48,528
Asset retirement obligation	7,861	7,435
Long-term debt, net	350,927	392,863
Other long-term liabilities	32,799	33,597

Total liabilities	429,132	482,423

Stockholder’s deficit	(195,582)	(239,270)

Total liabilities and stockholder’s deficit	$233,550	$243,153

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